                                                                 August 1, 2001
[PHOTO]

Dear Shareholder:

  For the three months ended June 30, 2001, The Zweig Fund Inc.'s net asset value increased 5.3%, including $0.22 per share in reinvested distributions. During the same period, the S&P 500 Index/1/ rose 5.9%, including dividends.

  The Fund's net asset value for the six months ended June 30, 2001, declined 9.4%, including $0.49 per share in reinvested distributions. The S&P 500 In-dex, with dividends, fell 6.7% for the same period.

  Consistent with our bullish stance, our average equity exposure during the first half of 2001 was approximately 96%.

  Our results so far this year are certainly not what we would like. Although many of our holdings improved in line with our bullish indicators, two indus-try groups--technology in the first quarter and energy in the second--showed unanticipated weakness, adversely affecting our performance. However, we feel both these areas warrant our continued support: technology because of its his-torically strong performance after multiple aggressive Fed easings, and energy because of its positive fundamentals.


                            DISTRIBUTION DECLARED

  On June 18, 2001, the Fund announced a distribution of $0.22 per share to shareholders of record July 10, 2001. This distribution is payable on July 26, 2001. Including this figure, the Fund's total payout since its inception is now $16.55 per share.


                                MARKET OUTLOOK

  Despite gains in the second quarter, the first half was not a happy one for the stock market. The Dow Jones Industrial Average/2/ dipped 2.6%, the Nasdaq Composite/3/ dropped 12.6%, and the S&P 500 Index declined 6.7%. Although these figures are disappointing, I think the market bottomed at the end of March and the beginning of April. It is difficult to turn around a bear mar-ket, but I believe we are doing it. As of this writing, the market is up fairly nicely from those lows.

  We have seen six Fed cuts this year. In the past, after five cuts the S&P 500 had gained an average of 28.1% a year later. There is a much smaller his-torical sample after six cuts, but the market then was up almost as much, or about 26% or 27%. Monetary policy takes awhile before it begins to impact the economy. It has been slow going so far, but I think the economy will begin turning up during the next six months.

  We have been reading a lot about the so-called summer doldrums affecting the market, but I don't put much stock in that phenomenon. Volume does tend to lessen in the summer because of vacations and the July 4 and Labor Day holi-days. However, the market is not always dull in the summer. I remember the summer of 1984
--------
/1/ The S&P 500 Index measures broad stock market total-return performance.
 The indices are unmanaged and not available for direct investment.
/2/ The Dow Jones Industrial Average measures large-capitalization stock to-
 tal-return performance.
/3/ The Nasdaq Composite measures technology-oriented stock total-return per-formance.

when things were very quiet until the market shot through the roof in early August for three straight days. In 1982 we had the big bear market bottom in August. I have seen all sorts of summer market fireworks in both directions.

  The Fed believes we are in a new economy because of the enhanced productiv-ity due to technology and thus can avoid a recession despite the recent gloomy economic and employment statistics. I am not in complete agreement with that thesis. Our economy certainly is new because we are always advancing. Some in-dustries fall by the wayside, others deteriorate, and new ones are built up. In the early 20th century, the economy largely depended on two notoriously cy-clical industries--farming and heavy manufacturing. These areas now are much less important. We are much more diversified, with the service industry per-haps the dominant factor in the overall economy. This is a plus because there is less volatility in this sector. I'm not so sure about the Fed's emphasis on the expanded role of productivity because that is a factor that is so hard to measure. At any rate, we do know that productivity declines in recessions.

  There is a theory going around that the strong dollar--which recently hit a new high--tends to be bad for the economy. That is simply not true. Sometimes a strong dollar is bullish; sometimes it is bearish. We have tested the dollar to death and do not find its strength statistically significant. The alarmists warn that the gross national product, prices, and inflation will all be lower if the dollar is too strong. Well, there have been only two cases in the last 50 years when the dollar was this strong. In both cases, the economy was strong, and inflation actually upticked. I think that there are a lot of fac-tors that are more important to the economy than just the currency.

  The current strength of the dollar is related to our trade imbalance. The U.S. trade gap in goods and services totaled $127.2 billion in the first four months of this year against $116.8 billion in the same period last year. How-ever, I have never seen why this is a problem. We are so successful in this country that we can afford to buy lots of goods and services from abroad. If people think this is a bad thing, they should consider the situation of Japan. They run a massive trade surplus and their economy has been in the doldrums for a decade. Incidentally, foreigners are huge investors in U.S. stocks, bonds, real estate, and businesses--and this inflow does not show up in the trade figures.

  Business expenditures on capital equipment and services reportedly fell at a 20% annual rate in the second quarter to the slowest pace in nearly a decade, but I do not find this worrisome. As I see it, the biggest danger with capital spending is when it gets excessive, as it did in the year 2000. Capital spend-ing last year rose over 13%. We have had 11 years in the last 51 when capital spending climbed at least 13%. In those years, the S&P average declined 2.8%. Sure enough, the S&P was also down last year. Conversely, there have been six years in the last 51 when capital spending was actually negative year to year, which is a possibility this year. I almost hope that happens because in the six years that it occurred, the S&P was up every time, with an average annual gain of 27%.

  When capital spending gets excessive, it creates inflationary pressures. In-terest rates go up, and the Fed starts to tighten. The market, being a dis-counting mechanism, then goes down. When business conditions are weak, as they are now, and capital spending is low, inflationary pressures are minimized and the Fed tends to cut, as it has six times this year. That's when the market looks ahead, and at some point, capital spending picks up.

  Concern has been voiced about the fact that earnings in the S&P 500 are es-timated to have fallen 17.2% in the second quarter from a year ago--the worst drop since the third quarter of 1991 when they declined 17.9%. I do not con-sider this a problem for the market. Historically, when earnings have been negative for the S&P, the market has gone up at an annualized rate of 15.8%. Ironically, when earnings have grown by at least 10% a year, which we'll call high, the market has risen at only a 3.8% rate. We are probably in a recession, or at least an earnings recession. It is in most periods when earnings are poor that markets tend to bottom and the best ad-vances follow. That's what happened in the recession period of 1990-1991 as well as in 1974 and 1982 when earnings were terrible.

  Stockholders added $17.2 billion more to stock funds than they took out in May. This followed a net inflow of $19.2 billion in April. Figures for both months indicate a big turnaround from March when we had net redemptions almost as large. It was actually a bullish sign when investors panicked in March and sold heavily. When that happens, markets tend to bottom. We have had 12 cases in the last 50 years when investors hit the panic button, and we had monthly net redemptions. One year later the market was up every time, with an average gain of 20.4%. In six of those 12 instances, the redemptions only lasted one month, as was true this time.

  This year we have seen redemptions in March and strong net sales in April and May. In the six prior cases of the 12 where we saw this reversal, the mar-ket actually went up 27% in the year following. I am glad the positive inflows have returned. However, I don't want them to get excessive and reach the boil-ing point as they did early last year. It's not good for the market if we get excessive speculation.

  Foreign portfolio investors are also getting into the act. They bought, on net, a record amount of our stocks and bonds in the first quarter, while our net acquisitions of foreign investments were negligible. That's not necessar-ily a market positive. Foreigners tend to be wrong on our markets. When their buying gets too high, it is generally a poor indicator. When they panic and sell, it is usually a good sign. I don't like to see them buying excessively.

  An early sign that the economy might be turning is the latest report by the National Association of Purchasing Managers. It reported that its index of manufacturing rose to 44.7% in June from 42.1% in May and hit a seven-month high. In the last 50 years, there have been 10 other cases when the number has been below 44%, which is a low number, and then reversed upward by at least three points. In every single case, the S&P was higher one year later, and the average gain was 20.8%. When NAPM (as it is called) gets down as low as it has been, it means that the economy is very weak. Usually, but not necessarily, it signifies a recession. I consider it a very good sign for the market when the NAPM figures improve.

  In the first half of this year, about $377 billion in merger deals were an-nounced in the U.S., the slowest six months since 1997. It's not great for the investment bankers, but I prefer a market where merger activity is moderate. It got pretty extensive during the boom years and was just one more sign of speculation. The big proposed merger between General Electric and Honeywell was shot down by the Europeans and may put a damper on international mergers. It should not have any impact on the domestic ones. By the way, I love to see cash takeovers, which reduce the supply of stock. When two companies merge in a stock deal, it doesn't do anything for the market one way or another.

  There were only 471 initial public offerings (IPOs) recorded in the first half of this year, the lowest for any six-month period in nearly 20 years. In 1999 and 2000 we had an orgy of IPOs. The prices of many of these, mostly in technology, were later crushed. That's why it is nearly impossible to do an IPO in technology today. The IPOs that we are seeing now are mostly from long-established industries, which I think is healthy. There just are not as many of them because underwriters find it hard to find companies that people are willing to buy. I think the low number of IPOs is a positive factor because it means that a lot of the speculative excesses have been wrung out of the market. When IPOs are light, the market is usually in the bottoming stage.

  Summing up, most of our indicators are positive. I mentioned heavy foreign buying as a negative. Valuation could be a moderate problem. However, our mon-etary indicators are very positive. We have had six Fed rate cuts, a decent drop in interest rates, and, I should add, the Fed has allowed the money sup-ply to grow. Historically, whenever the Fed has cut aggressively and increased the money supply, it has managed to turn the market upward in several months. I believe that will happen here.

  Also, we have had a lot of pessimism in the market, illustrated, in part, by the fewer IPOs. We also had that panic for awhile with redemptions of mutual funds. There have been any number of signs of increasing pessimism so that I think the market is okay. I believe we're going to see a pretty decent ad-vance. It probably will not be like the 1980s or 1990s when the market went up forever, but I think it will do well for the next six to 12 months. It's been rough for the past couple of months, and I'm sort of sitting here waiting for the pot to boil. But I do think the market bottomed at the beginning of April, but it's just taking its own sweet time. At the time of this writing, our pos-ture is bullish, and we are approximately 97% invested.


                             PORTFOLIO COMPOSITION

  Our leading industry groups on June 30 consisted of technology, financial services, health care, energy, telecommunications, and retailing. Except for minor shifts in percentages held, this listing is basically unchanged from the close of the first quarter. We increased our position in technology, which also benefited from appreciation, and trimmed our holdings in retailing and energy.

  Microsoft was our largest individual position. Other prominent holdings in-cluded General Electric, Citigroup, Exxon Mobil, Pfizer, Tyco, AOL Time Warn-er, Wal-Mart, IBM, and Intel.

             Sincerely,
             /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                              THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 June 30, 2001
                                  (Unaudited)

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Common Stocks                                   94.51%
Aerospace & Air Transport                        1.42%
  Boeing Co...........................................   68,100    $  3,786,360
  United Technologies Corp. ..........................   52,500       3,846,150
                                                                   ------------
                                                                      7,632,510
                                                                   ------------
Automotive                                       0.41%
  General Motors Corp. ...............................   34,000       2,187,900
                                                                   ------------
Building & Forest Products                       1.34%
  Cemex S.A. de CV, ADR...............................   73,301       1,942,476
  International Paper Co. ............................   85,300       3,045,210
  Weyerhaeuser Co. ...................................   40,800       2,242,776
                                                                   ------------
                                                                      7,230,462
                                                                   ------------
Chemicals                                        1.39%
  Air Products & Chemicals, Inc.......................   40,800       1,866,600
  Dow Chemical Co.....................................   98,000       3,258,500
  Praxair, Inc. ......................................   50,600       2,378,200
                                                                   ------------
                                                                      7,503,300
                                                                   ------------
Commercial Services                              0.76%
  Modis Professional Services, Inc....................   69,900(a)      482,310
  Omnicom Group, Inc. ................................   42,000       3,612,000
                                                                   ------------
                                                                      4,094,310
                                                                   ------------
Consumer Products                                2.88%
  Anheuser-Busch Cos., Inc. ..........................   85,000       3,502,000
  Coca-Cola Co. ......................................   34,000       1,530,000
  Leggett & Platt, Inc. ..............................   70,000       1,542,100
  PepsiCo, Inc. ......................................  105,000       4,641,000
  Procter & Gamble Co. ...............................   68,000       4,338,400
                                                                   ------------
                                                                     15,553,500
                                                                   ------------
Electronics -- Electrical                        4.04%
  Celestica, Inc. ....................................   34,000(a)    1,751,000
  Flextronics International Ltd. .....................   34,000(a)      887,740
  General Electric Co. ...............................  350,000      17,062,500
  Jabil Circuit, Inc. ................................   68,000(a)    2,098,480
                                                                   ------------
                                                                     21,799,720
                                                                   ------------

                       See notes to financial statements

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Engineering & Machinery                          0.80%
  Ingersoll-Rand Co...................................   51,300    $  2,113,560
  SPX Corp. ..........................................   17,500       2,190,650
                                                                   ------------
                                                                      4,304,210
                                                                   ------------
Financial Services                              18.44%
  ACE Ltd.............................................   69,900       2,732,391
  Allstate Corp. .....................................  124,100       5,459,159
  American International Group, Inc...................   98,000       8,428,000
  Bank of America Corp................................  115,200       6,915,456
  Capital One Financial Corp. ........................   34,000       2,040,000
  Citigroup, Inc......................................  238,600      12,607,624
  Fannie Mae..........................................   81,700       6,956,755
  Fifth Third Bancorp.................................   68,000       4,083,400
  FleetBoston Financial Corp. ........................   70,000       2,761,500
  Freddie Mac.........................................  115,500       8,085,000
  H & R Block, Inc. ..................................   85,000       5,486,750
  Household International, Inc........................   85,000       5,669,500
  J.P. Morgan Chase & Co. ............................   68,550       3,057,330
  Lehman Brothers Holdings, Inc.......................   70,000       5,442,500
  Merrill Lynch & Co., Inc. ..........................   51,000       3,021,750
  Morgan Stanley Dean Witter & Co. ...................   66,500       4,271,295
  SouthTrust Corp. ...................................  135,600       3,525,600
  Washington Mutual, Inc..............................  153,150       5,750,783
  Wells Fargo & Co. ..................................   68,000       3,157,240
                                                                   ------------
                                                                     99,452,033
                                                                   ------------
Health Care                                     11.80%
  Amgen, Inc..........................................   68,000(a)    4,126,240
  Baxter International, Inc. .........................   70,000       3,430,000
  Becton, Dickinson & Co. ............................   85,000       3,042,150
  Bristol-Myers Squibb Co.............................  102,200       5,345,060
  Cardinal Health, Inc................................   63,000       4,347,000
  Johnson & Johnson...................................  168,000       8,400,000
  MedImmune, Inc......................................   59,300(a)    2,798,960
  Merck & Co., Inc....................................   95,500       6,103,405
  Pfizer, Inc. .......................................  272,800      10,925,640
  Pharmacia Corp. ....................................   70,000       3,216,500
  St. Jude Medical, Inc. .............................   70,000       4,200,000
  Tenet Healthcare Corp. .............................   68,300(a)    3,523,597
  UnitedHealth Group, Inc. ...........................   68,000       4,199,000
                                                                   ------------
                                                                     63,657,552
                                                                   ------------
Investment Companies                             2.39%
  Nasdaq-100 Index....................................  210,000       9,586,500
  Semiconductor Holders Trust.........................   69,000       3,329,250
                                                                   ------------
                                                                     12,915,750
                                                                   ------------

                       See notes to financial statements

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Manufacturing                                    2.12%
  Tyco International Ltd..............................  210,000    $ 11,445,000
                                                                   ------------
Media                                            5.10%
  Comcast Corp., Class A..............................  120,500(a)    5,229,700
  Gemstar--TV Guide International, Inc................   86,000(a)    3,784,000
  Grupo Televisa S.A., GDR............................   70,000(a)    2,800,700
  McGraw-Hill Cos., Inc...............................   67,700       4,478,355
  New York Times Co., Class A.........................   54,700       2,297,400
  News Corp. Ltd......................................   70,000       2,600,500
  Viacom, Inc., Class B...............................   64,500(a)    3,337,875
  Walt Disney Co......................................  102,500       2,961,225
                                                                   ------------
                                                                     27,489,755
                                                                   ------------
Metals                                           0.50%
  Alcoa, Inc..........................................   68,100       2,683,140
                                                                   ------------
Oil & Oil Services                               7.58%
  Anadarko Petroleum Corp.............................   68,000       3,674,040
  BJ Services Co......................................  102,000(a)    2,894,760
  Chevron Corp........................................   63,000       5,701,500
  El Paso Corp........................................   68,000       3,572,720
  Enron Corp..........................................   69,900       3,425,100
  Exxon Mobil Corp....................................  132,900      11,608,815
  Santa Fe International Corp.........................   52,400       1,519,600
  Talisman Energy, Inc................................   74,800(a)    2,849,132
  Transocean Sedco Forex, Inc.........................   36,000       1,485,000
  USX-Marathon Group..................................  140,000       4,131,400
                                                                   ------------
                                                                     40,862,067
                                                                   ------------
Railroads                                        0.37%
  Canadian Pacific Ltd................................   51,000       1,976,250
                                                                   ------------
Restaurants                                      0.33%
  Wendy's International, Inc..........................   70,000       1,787,800
                                                                   ------------
Retailing                                        5.63%
  CVS Corp............................................   51,000       1,968,600
  Home Depot, Inc.....................................  140,200       6,526,310
  Lowe's Cos., Inc....................................   70,000       5,078,500
  Safeway, Inc........................................   87,500(a)    4,200,000
  Target Corp.........................................   70,000       2,422,000
  Wal-Mart Stores, Inc................................  208,700      10,184,560
                                                                   ------------
                                                                     30,379,970
                                                                   ------------

                       See notes to financial statements

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Technology                                      18.68%
  AOL Time Warner, Inc................................  210,900(a) $ 11,177,700
  Applied Materials, Inc..............................   70,200(a)    3,446,820
  Atmel Corp..........................................  105,000(a)    1,416,450
  Cisco Systems, Inc..................................  280,300(a)    5,101,460
  Corning, Inc........................................   35,000         584,850
  Cypress Semiconductor Corp..........................   70,000(a)    1,669,500
  Dell Computer Corp..................................  187,900(a)    4,876,005
  Electronic Data Systems Corp........................   68,100       4,256,250
  EMC Corp............................................  115,000(a)    3,340,750
  First Data Corp.....................................   84,000       5,397,000
  Fiserv, Inc.........................................   34,000(a)    2,175,320
  Intel Corp..........................................  305,600       8,938,800
  International Business Machines Corp................   81,600       9,220,800
  JDS Uniphase Corp...................................   35,000(a)      446,250
  Lucent Technologies, Inc............................  147,200         912,640
  Microchip Technology, Inc...........................   52,500(a)    1,798,125
  Microsoft Corp......................................  255,500(a)   18,549,300
  Motorola, Inc.......................................   67,800       1,122,768
  Network Appliance, Inc..............................   35,000(a)      479,500
  Oracle Corp.........................................  262,300(a)    4,983,700
  QUALCOMM, Inc.......................................   52,500(a)    3,070,200
  Siebel Systems, Inc.................................   85,200(a)    3,995,880
  Sun Microsystems, Inc...............................  210,000(a)    3,301,200
  USinternetworking, Inc..............................   70,050(a)       84,060
  Yahoo!, Inc.........................................   21,200(a)      423,788
                                                                   ------------
                                                                    100,769,116
                                                                   ------------
Telecommunications                               7.06%
  ADC Telecommunications, Inc.........................  122,500(a)      808,500
  Amdocs Ltd..........................................   68,000(a)    3,661,800
  AT&T Corp...........................................  210,000       4,620,000
  AT&T Wireless Group.................................   87,800(a)    1,435,530
  General Motors Corp., Class H.......................  140,000       2,835,000
  Nokia Corp., ADR....................................  150,000       3,306,000
  Nortel Networks Corp................................  140,000       1,272,600
  SBC Communications, Inc.............................  122,500       4,907,350
  Tele Norte Leste Participacoes S.A., ADR............  107,000       1,632,820
  Telephone & Data Systems, Inc.......................   34,100       3,708,375
  TyCom Ltd...........................................   52,500(a)      903,000
  Verizon Communications, Inc.........................  122,500       6,553,750
  WorldCom, Inc.--WorldCom Group......................  161,050(a)    2,409,308
                                                                   ------------
                                                                     38,054,033
                                                                   ------------

                       See notes to financial statements

                                                     Number of        Value
                                                      Shares         (Note 3)
                                                    -----------    ------------
Utilities -- Electric & Gas                   1.47%
  Calpine Corp.....................................      91,600(a) $  3,462,480
  Exelon Corp......................................      70,000       4,488,400
                                                                   ------------
                                                                      7,950,880
                                                                   ------------
    Total Common Stocks
     (Cost $561,789,932).......................................     509,729,258
                                                                   ------------
Unit Investment Trusts                        1.85%
  S&P MidCap 400 Depositary Receipts (Cost
   $9,981,289).....................................     105,000       9,960,300
                                                                   ------------
                                                     Principal
                                                      Amount
                                                    -----------
Short-Term Investments                        3.60%
  UBS Finance Corp., 4.14%, 7/02/01 (Cost
   $19,397,769).................................... $19,400,000      19,397,769
                                                                   ------------
    Total Investments (Cost $591,168,990) -- 99.96%............     539,087,327
    Other assets less liabilities-- 0.04%......................         215,524
                                                                   ------------
    Net Assets -- 100.00%......................................    $539,302,851
                                                                   ============

--------
(a) Non-income producing security.

  For Federal income tax purposes, the tax basis of investments owned at June 30, 2001 was $592,153,593 and net unrealized depreciation of investments consisted of:

   Gross unrealized appreciation................................. $ 37,920,633
   Gross unrealized depreciation.................................  (90,986,899)
                                                                  ------------
   Net unrealized depreciation................................... $(53,066,266)
                                                                  ============

                       See notes to financial statements

                              THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2001
                                  (Unaudited)

ASSETS
  Investments, at value (identified cost $591,168,990)............ $539,087,327
  Cash............................................................      101,146
  Receivable for investment securities sold.......................    1,827,273
  Dividends receivable............................................      288,667
  Prepaid expenses................................................       54,048
                                                                   ------------
    Total Assets..................................................  541,358,461
                                                                   ------------
LIABILITIES
  Payable for investment securities purchased.....................    1,538,160
  Accrued advisory fees (Note 4)..................................      381,215
  Accrued administration fees (Note 4)............................       58,303
  Other accrued expenses..........................................       77,932
                                                                   ------------
    Total Liabilities.............................................    2,055,610
                                                                   ------------
NET ASSETS........................................................ $539,302,851
                                                                   ============
NET ASSET VALUE, PER SHARE
  ($539,302,851/60,693,922 shares outstanding -- Note 5).......... $       8.89
                                                                   ============
Net Assets consist of
  Capital paid-in................................................. $623,545,506
  Distribution in excess of net investment income.................  (28,639,402)
  Accumulated net realized loss on investments....................   (3,521,590)
  Net unrealized depreciation on investments......................  (52,081,663)
                                                                   ------------
                                                                   $539,302,851
                                                                   ============


                       See notes to financial statements

                              THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2001
                                  (Unaudited)

Investment Income
  Income
    Interest..................................................... $  1,029,457
    Dividends (net of foreign withholding taxes of $9,237).......    2,588,781
                                                                  ------------
      Total Income...............................................    3,618,238
                                                                  ------------
  Expenses
    Investment advisory fees (Note 4)............................    2,374,943
    Administrative fees (Note 4).................................      363,226
    Transfer agent fees..........................................      185,665
    Printing and postage expenses................................      108,210
    Custodian fees...............................................       43,188
    Professional fees (Note 4)...................................       38,817
    Directors' fees and expenses (Note 4)........................       38,429
    Miscellaneous................................................       79,360
                                                                  ------------
      Total Expenses.............................................    3,231,838
                                                                  ------------
        Net Investment Income....................................      386,400
                                                                  ------------
Net Realized and Unrealized Losses
  Net realized loss on investments...............................  (18,742,861)
  Decrease in unrealized appreciation on investments.............  (38,413,843)
                                                                  ------------
    Net realized and unrealized loss on investments..............  (57,156,704)
                                                                  ------------
    Net decrease in net assets resulting from operations......... $(56,770,304)
                                                                  ============

                       See notes to financial statements

                              THE ZWEIG FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Six
                                                 Months Ended     For the Year
                                                 June 30, 2001        Ended
                                                  (Unaudited)   December 31, 2000
                                                 -------------  -----------------
Increase (Decrease) in Net Assets
  Operations
    Net investment income....................... $    386,400     $  11,287,717
    Net realized gain (loss) on investments.....  (18,742,861)       56,826,038
    Decrease in unrealized appreciation of
     investments................................  (38,413,843)     (110,322,012)
                                                 ------------     -------------
      Net decrease in net assets resulting from
       operations ..............................  (56,770,304)      (42,208,257)
                                                 ------------     -------------
  Dividends and distributions to shareholders
   from
    Net investment income.......................     (386,400)      (11,287,717)
    Net realized gains on investments...........          --        (58,346,061)
    Capital paid-in.............................  (29,117,197)       (1,326,274)
                                                 ------------     -------------
      Total dividends and distributions to
       shareholders ............................  (29,503,597)      (70,960,052)
                                                 ------------     -------------
  Capital share transactions
    Net asset value of shares issued to
     shareholders in reinvestment of dividends
     resulting in issuance of common stock......    5,222,524               --
                                                 ------------     -------------
    Net increase in net assets derived from
     capital share transactions.................    5,222,524               --
                                                 ------------     -------------
    Net decrease in net assets..................  (81,051,377)     (113,168,309)
Net Assets
  Beginning of period ..........................  620,354,228       733,522,537
                                                 ------------     -------------
  End of period (including undistributed net
   investment income of $477,795 at December 31,
   2000)........................................ $539,302,851     $ 620,354,228
                                                 ============     =============


                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2001
                                  (Unaudited)

NOTE 1 -- Organization

  The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986.

NOTE 2 -- Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at June 30, 2001) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Tax

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 F. Dividends and Distributions to Shareholders

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 3 -- Portfolio Transactions

  During the six months ended June 30, 2001, purchases and sales of investments, excluding short-term investments were:

                                                                       Common
                                                                       Stocks
                                                                    ------------
     Purchases .................................................... $250,519,736
                                                                    ============
     Sales ........................................................ $232,053,044
                                                                    ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the six months ended June 30, 2001, the Fund accrued advisory fees of $2,374,943.

  b) Administration Fee: Phoenix Equity Planning Corporation serves as the Fund's Administrator (the "Administrator"), pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 2001, the Fund accrued administration fees of $363,226.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

  d) Brokerage Commission: During the six months ended June 30, 2001, the Fund paid PXP Securities Corp. brokerage commissions of $52,384 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $15,538 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

  At June 30, 2001, the Fund had one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 60,693,922 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 2001 and the year ended December 31, 2000 there were 558,299 and 0 shares, respectively issued pursuant to the Plan.

  On June 18, 2001, the Fund announced a distribution of $0.22 per share to shareholders of record on July 10, 2001. This distribution has an ex-dividend date of July 6, 2001 and is payable on July 26, 2001.

NOTE 6 -- Financial Highlights

  Selected data for a share outstanding throughout each period:

                           Six Months
                              Ended                   Year Ended December 31
                          June 30, 2001    -------------------------------------------------
                           (Unaudited)       2000      1999      1998       1997      1996
                          -------------    --------  --------  --------   --------  --------
Per Share Data
Net asset value,
 beginning of period....    $  10.32       $  12.20  $  12.03  $  12.63   $  11.45  $  11.06
                            --------       --------  --------  --------   --------  --------
Income From Investment
 Operations
Net investment income...        0.01           0.20      0.20      0.23       0.35      0.34
Net realized and
 unrealized gains
 (losses)...............       (0.95)         (0.90)     1.16      0.55       2.03      1.15
                            --------       --------  --------  --------   --------  --------
Total from investment
 operations.............       (0.94)         (0.70)     1.36      0.78       2.38      1.49
                            --------       --------  --------  --------   --------  --------
Dividends and
 Distributions
Dividends from net
 investment income......       (0.01)         (0.21)    (0.19)    (0.35)     (0.31)    (0.30)
Distributions from net
 realized gains.........         --           (0.97)    (1.00)    (0.87)     (0.89)    (0.80)
Distributions from
 capital paid-in........       (0.48)           --        --        --         --        --
                            --------       --------  --------  --------   --------  --------
Total dividends and
 distributions..........       (0.49)         (1.18)    (1.19)    (1.22)     (1.20)    (1.10)
                            --------       --------  --------  --------   --------  --------
Effect on net asset
 value as a result of
 rights offering*.......         --             --        --      (0.16)       --        --
                            --------       --------  --------  --------   --------  --------
 Net asset value, end of
  period................    $   8.89       $  10.32  $  12.20  $  12.03   $  12.63  $  11.45
                            ========       ========  ========  ========   ========  ========
 Market value, end of
  period**..............    $   9.95       $   9.81  $  10.06  $  10.81   $  13.25  $  10.88
                            ========       ========  ========  ========   ========  ========
Total investment
 return***..............        6.63%          9.45%     3.61%    (8.68)%    34.76%     6.92%
                            ========       ========  ========  ========   ========  ========
Ratios/Supplemental Data
Net assets, end of
 period (in thousands)..    $539,303       $620,354  $733,523  $723,521   $666,366  $589,081
Ratio of expenses to
 average net assets.....        1.16%****      1.12%     1.12%     1.12%      1.16%     1.18%
Ratio of net investment
 income to average net
 assets.................        0.14%****      1.74%     1.68%     1.90%      2.88%     3.12%
Portfolio turnover
 rate...................        43.2%         114.8%    114.9%     68.7%      93.0%    137.2%

--------
   * Shares were sold at a 5% discount from the average market price. **Closing Price -- New York Stock Exchange.
 *** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.
**** Annualized.

                        SUPPLEMENTARY PROXY INFORMATION

  The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 8, 2001. The meeting was held for the purpose of electing Wendy Luscombe, Alden C. Olson, and Martin E. Zweig as directors. The Fund's other Directors who continue in office are Charles H. Brunie, Elliot S. Jaffe and James B. Rogers, Jr.

  The results of the above matter was as follows:

                                                     Votes   Votes
Directors                                Votes For  Against Withheld Abstentions
---------                                ---------- ------- -------- -----------
Wendy Luscombe.......................... 48,931,042   N/A   852,208      N/A
Alden C. Olson.......................... 48,898,621   N/A   884,629      N/A
Martin E. Zweig......................... 49,134,102   N/A   649,148      N/A

-------------------------------------------------------------------------------
                                KEY INFORMATION

1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022
--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation in-tended for use in the purchase of shares of the Fund or any securities men-tioned in this report.

PXP 1375                                                          4902-SEM 06/01

Semiannual Report

[LOGO OF ZWEIG]

The Zweig Fund, Inc.

June 30, 2001



[LOGO OF PHOENIX INVESTMENT PARTNERS]